J.P. MORGAN FUNDS

JPMorgan Systematic Alpha Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated November 20, 2017 to the

Statement of Additional Information dated March 1, 2017, as supplemented

The following disclosure replaces the disclosure under “Futures Contracts” beginning on page 43 of Part II of the Statement of Additional Information to reflect that certain physically settled futures contracts shall be treated as cash settled for purposes of the JPMorgan Systematic Alpha Fund’s asset segregation requirements under Section 18 of the Investment Company Act of 1940, as amended.

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or, in the case of an index futures contract, to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or, in the case of an index futures contract, to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit “initial margin” with a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis.

The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. For cash-settled futures, the Fund will segregate or earmark liquid assets in an amount equal to the mark-to-market value. For physically settled futures except for certain physically settled futures held by the JPMorgan Systematic Alpha Fund or its Cayman subsidiary, the Fund will earmark or segregate liquid assets in an amount equal to the notional value. Futures contracts will be treated as cash-settled for asset segregation purposes when the JPMorgan Systematic Alpha Fund and/or its Cayman subsidiary have entered into a contractual arrangement (each, a “side letter”) with a third party FCM or other counterparty to off-set the Fund’s or Subsidiary’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the FCM or counterparty. In calculating the segregation amount, netting of similar contracts is generally permitted. Such assets cannot be sold while the futures contract or option is outstanding unless they are replaced with other suitable assets. By setting aside assets equal only to its net obligation under cash-settled futures or under physically-settled futures for which the JPMorgan Systematic Alpha Fund and/or its Cayman subsidiary have entered into a side letter, a Fund will have the ability to have exposure to such instruments to a greater extent than if a Fund were required to set aside assets equal to the full notional value of such contracts. There is a possibility that earmarking and reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

SAI-SA-1117

The Funds only invest in futures contracts on securities to the extent they could invest in the securities directly. Certain Funds may also invest in index futures where the underlying securities or instruments are not available for direct investments by the Funds.

In addition, the following disclosure replaces the disclosure under “Asset Coverage for Futures Contracts and Options Positions” beginning on page 45 of Part II of the Statement of Additional Information.

Asset Segregation for Futures Contracts and Options Positions. A Fund will set aside or earmark appropriate liquid assets for asset segregation purposes. Such assets cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE